UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, on September 26, 2019, Altimmune, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s stockholders approved the Altimmune, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”), which was previously adopted by the Company’s Board of Directors on March 29, 2019, subject to stockholder approval. There are 403,500 shares authorized for issuance under the 2019 ESPP. A more complete description of the terms of the 2019 ESPP can be found in “Proposal 4 — Approval of the Adoption of the Altimmune, Inc. 2019 Employee Stock Purchase Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 22, 2019 (the “2019 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2019 Proxy Statement are qualified in their entirety by reference to the 2019 ESPP, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting was held on September 26, 2019. As of August 9, 2019, the record date for the 2019 Annual Meeting, there were 15,337,493 shares of the Company’s common stock outstanding and entitled to vote at the 2019 Annual Meeting. A total of 11,675,265 shares of common stock were present or represented by proxy at the 2019 Annual Meeting, representing 76.1% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Mitchel Sayare, Ph.D.	3,860,416	687,269	7,127,580
Vipin K. Garg, Ph.D.	3,866,588	681,097	7,127,580
David J. Drutz, M.D.	3,859,565	688,120	7,127,580
John M. Gill	3,596,068	951,617	7,127,580
Philip L. Hodges	3,866,162	681,523	7,127,580
Wayne Pisano	3,844,282	703,403	7,127,580
Klaus O. Schafer, M.D., MPH	3,896,489	651,196	7,127,580

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results were as follows:

For	Against	Abstain
11,468,089	115,803	91,373

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
3,556,921	934,835	55,929	7,127,580

Proposal No. 4: Vote to approve the 2019 Employee Stock Purchase Plan. The results were as follows:

For	Against	Abstain	Broker Non-Votes
3,709,284	819,302	19,099	7,127,580

Proposal No. 5: Vote to approve the issuance of the Company’s common stock in connection with milestone payments that may become payable in the future to former equityholders of Spitfire Pharma, Inc. pursuant to Nasdaq Listing Rules 5635(a) and 5635(b). The results were as follows:

For	Against	Abstain	Broker Non-Votes
1,926,576	710,046	23,813	7,127,580

Proposal No. 6: Vote to authorize the adjournment of the 2019 Annual Meeting to enable the Board of Directors to solicit additional proxies. The results were as follows:

For	Against	Abstain
9,382,918	2,061,203	231,144

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Altimmune, Inc. 2019 Employee Stock Purchase Plan, incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on August 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2019

ALTIMMUNE, INC.

By:	/s/ William Brown
Name: William Brown Title: Chief Financial Officer